DELAWARE GROUP INCOME FUNDS

Delaware Strategic Income Fund

Supplement to the Prospectuses dated September 28, 2001

The following replaces the information in the section of the Prospectuses entitled "Portfolio managers" under "Who manages the Funds":

Portfolio managers

Paul Grillo, Timothy L. Rabe, Joanna Bates and Christopher A. Moth have primary responsibility for making day-to-day investment decisions for the Fund. Mr. Grillo and Mr. Rabe have responsibility of allocating the assets among the fixed-income and equity sectors for the Fund. In making investment decisions for the Fund, Mr. Grillo and Mr. Rabe regularly consult with Jude T. Driscoll. Ms. Bates and Mr. Moth regularly consult with David G. Tilles as well as four global fixed-income team members.

Paul Grillo, Vice President/Senior Portfolio Manager, is a CFA charterholder and graduate of North Carolina State University with an MBA in Finance from Pace University. Prior to joining the Manager in 1993, Mr. Grillo served as mortgage strategist and trader at the Dreyfus Corporation. He also served as a mortgage strategist and portfolio manager for the Chemical Investment Group and as a financial analyst at Chemical Bank. He has primary responsibility for making day-to-day investment decisions for the Fund regarding its investments in investment grade securities. Mr. Grillo has been a member of the Fund's management team since its inception.

Timothy L. Rabe, Vice President/Portfolio Manager, received a bachelor's degree in finance from the University of Illinois. Prior to joining Delaware Investments in 2000, Mr. Rabe was a high-yield portfolio manager for Conseco Capital Management. Before that, he worked as a tax analyst for The Northern Trust Company. He is a CFA charterholder. Mr. Rabe assumed primary responsibility for making day-to-day investment decisions for the Fund regarding its investments in the high-yield sector effective July 2002.

Jude T. Driscoll, Executive Vice President/Head of Fixed-Income, received a bachelor's degree in Economics from the University of Pennsylvania. Prior to joining Delaware Investments in 2000, Mr. Driscoll was Senior Vice President, Director of Fixed-Income Process at Conseco Capital Management, where he managed bank loan, high-yield and general insurance portfolios. He previously held management positions at NationsBanc Montgomery Securities and Goldman Sachs & Co.

Joanna Bates, Senior Portfolio Manager, Credit and Emerging Markets of Delaware International Advisers Ltd., is a graduate of London University. She joined the Fixed-Income team at Delaware International in June 1997. Prior to that she was Associate Director, Fixed Interest at Hill Samuel Investment Management Ltd. which she joined in 1990. She had previously worked at Fidelity International and Save & Prosper as a fund manager and analyst for global bond markets. Ms. Bates is an associate of the Institute of Investment Management and Research. Ms. Bates became Co-Manager of the Fund in July 1999.

Christopher A. Moth, Senior Portfolio Manager, Director of Investment Strategy, Fixed Income and Currency and Director of Delaware International Advisers Ltd., is a graduate of The City University London. He joined Delaware International in 1992. He previously worked at the Guardian Royal Exchange in an actuarial capacity where he was responsible for technical analysis, quantitative models and projections. Mr. Moth has been awarded the certificate in Finance and Investment from the Institute of Actuaries in London. At Delaware International Advisers, he has been a key contributor in developing the fixed-income product and establishing in-house systems to control and facilitate the investment process. He chairs the global fixed-income and currency meeting. Mr. Moth became Co-Manager of the Fund in July 1999.

David G. Tilles, Managing Director, Chief Investment Officer of Delaware International Advisers Ltd., was educated at the Sorbonne, Warwick University and Heidelberg University. Prior to joining Delaware International in 1990 as Managing Director and Chief Investment Officer, he spent 16 years with Hill Samuel Investment Management Group in London, serving in a number of investment capacities. His most recent position prior to joining Delaware International was Chief Investment Officer of Hill Samuel Investment Management Ltd.

This Supplement is dated July 24, 2002.